EXHIBIT 10 (d)

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY

         I, the undersigned member of the Directors of PHL Variable Insurance Company, do hereby constitute and appoint each of Simon Y. Tan, Dona D. Young, and Philip R. McLoughlin as my true and lawful attorneys and agents, and with full power to act without the others, are hereby authorized, empowered and directed to take all action necessary, on behalf of PHL Variable Insurance Company, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable Federal laws, including the filing of registration statements, any amendments to registration statements, any undertakings, any applications for exemptions from the Investment Company Act of 1940 relating to securities issued or sold by PHL Variable Insurance Company or any of its separate accounts, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms my signature as it may be signed by said attorneys and agents.


         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by myself with respect to the above-named company, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.


Date:  May 16, 2000
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/s/Carl T. Chadburn
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Carl T. Chadburn, Director

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.



         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.



              WITNESS my hand and seal on the date set forth below.







/s/Robert W. Fiondella                                            March 24, 1998
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Robert W. Fiondella, Director

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.


         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

              WITNESS my hand and seal on the date set forth below.


/s/Philip R. McLoughlin                                           March 24, 1998
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Philip R. McLoughlin, Director

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.


         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.


/s/Joseph E. Kelleher                                             March 24, 1998
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Joseph E. Kelleher, Director

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.


         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

              WITNESS my hand and seal on the date set forth below.


/s/David W. Searfoss                                              March 23, 1998
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David W. Searfoss, Director

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.


         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

              WITNESS my hand and seal on the date set forth below.


/s/Simon Y. Tan                                                   March 26, 1998
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Simon Y. Tan, Director

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Directors of PHL Variable Insurance Company, hereby constitute and appoint John H. Beers, Donald E. Bertrand, Edwin L. Kerr and Dona D. Young or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to variable annuity contracts issued or sold by PHL Variable Insurance Company or any of its separate accounts and any and all periodic reports required to be filed by PHL Variable Insurance Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.


         I hereby further revoke any and all powers of attorney previously given by me with respect to said PHL Variable Insurance Company, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

              WITNESS my hand and seal on the date set forth below.


/s/Dona D. Young                                                  March 26, 1998
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Dona D. Young, Director